When Recorded, return to:

Joseph P. Martori
Martori Enterprises Incorporated
2777 E. Camelback Road
Phoenix, Arizona  85016



                                OPTION AGREEMENT

         THIS OPTION AGREEMENT ("Agreement") is made effective the 31st day of March, 1994, by and between INDIAN WELLS PARTNERS, LTD., a California limited partnership ("Seller"), and MARTORI ENTERPRISES INCORPORATED, an Arizona corporation ("Buyer").

         1.       Option Agreements.

                  1.1. Upon execution hereof, this Agreement shall constitute a binding contract between Buyer and Seller concerning 667 "Jerome," every year, time share units at Los Abrigados Resort, Sedona, Arizona, consisting of (a) the real property described on Exhibit "A" attached hereto (the "Real Property") and
(b) the contract rights of a Member described in Exhibit "B" attached hereto (the "Membership Rights"). The Real Property and Membership Rights are referred to collectively herein as the "Property," and individually or in the plural as a "Unit" or "Units".

                  1.2 Commencing July 1, 1994, Seller shall have the option to sell to Buyer, and Buyer shall have the obligation to purchase from Seller, Units in accordance with the terms and conditions hereof (the "Sell Option"). The Sell Option shall consist of the Regular Option and the Bulk Option. The Regular Option shall entitle Seller to sell to Buyer from time to time Units in groups of twenty-five (25) Units; provided, however, that Buyer shall only be required to purchase one such group of Units in any thirty (30) day period. Seller may exercise its Regular Option upon no less than thirty (30) days prior written notice to Buyer. The Bulk Option shall entitle Seller to sell to Buyer from time to time one half (1/2) of Seller's then-remaining Units; provided, however, that Buyer shall only be required to purchase one such group of Units in any three hundred sixty five day (365) day period. Seller may exercise its Bulk Option upon no less than one hundred eighty (180) days prior written notice to Buyer. Upon exercise of the Bulk Option, Seller's Regular Option shall abate for a period of one hundred eighty (180) days.

                  1.3 Commencing July 1, 1995, Buyer shall have the option to purchase from Seller, and Seller shall have the obligation to sell to Buyer, Units in accordance with the terms and conditions hereof (the "Purchase Option"). The Purchase Option shall entitle Buyer to purchase from Seller from time to time Units in groups of no less than twenty-five (25) Units. Buyer may exercise its Purchase Option upon no less than thirty (30) days prior written notice to Seller.

                  1.4 Any written notice provided under this Section 1 (the "Option Notice") shall specify the Units the subject thereof and the date and time of closing.

         2. Purchase Price. The purchase price for each Unit shall be Two Thousand One Hundred Dollars ($2,100.00) (the "Purchase Price"), in United States funds, payable to Seller in cash, wire transfer or cashier's check drawn on an institution and in a form acceptable to Seller.

         3. Closing. Consummation of any purchase of Property contemplated hereby (the "Close" or "Closing") shall take place on such date and at such time as may be specified in the Option Notice. Except as provided below, such Closings shall be without the necessity of an escrow and title insurance, and rather will be between Seller and Buyer in accordance with the terms and provisions of this Agreement.

         4. Optional Title Insurance and Establishment of Escrow. Upon Buyer's written election within ten (10) days after receipt of any Option Notice, an escrow (the "Escrow") shall be established at such escrow company as may be specified in such written election ("Escrow Agent") to facilitate consummation of the purchase and sale of the Property in accordance with the terms and conditions of this Agreement and said Option Notice and to provide Buyer, at its sole cost and expense, an owner's policy of title insurance insuring its interest in the Units the subject of the Option Notice. The cost of the Escrow and all other closing costs not otherwise specifically provided for under this Agreement shall be paid by Buyer. Upon such election, Buyer shall immediately deposit a fully executed copy of this Agreement and the Option Notice with the Escrow Agent. The opening of such Escrow shall be deemed to have occurred upon the date of such deposit with Escrow Agent (the "Opening of Escrow"). As soon thereafter as practicable, Buyer and Seller shall execute the printed form escrow instructions of Escrow Agent, with such changes as the parties may agree, and deposit same with Escrow Agent. Upon execution of the printed form escrow instructions, this Agreement and the Option Notice shall become an addendum to said printed form escrow instructions and together they shall constitute the purchase contract for the Property the subject of the Option Notice and joint instructions to the Escrow Agent. In the event of any conflict or inconsistency between any provision of this Agreement and the Option Notice and any provision in the printed form escrow instructions and the matters entered thereon, the provision of this Agreement and the Option Notice shall control.

                  4.1. The paragraphs of Escrow Agent's printed escrow instructions dealing with the "13 day" notice and cure period for default; all provisions relating to real estate brokers or their commissions; and any provisions agreeing to indemnify Escrow Agent from any form of its negligence or intentional wrongful acts, are deemed stricken therefrom.

                  4.2. THE PARTIES UNDERSTAND AND AGREE THAT, EXCEPT AS MAY BE PROVIDED IN THIS SECTION 4, NO TITLE INSURANCE IS BEING ISSUED IN CONNECTION WITH THIS TRANSACTION AND THAT BUYER IS RELYING ENTIRELY ON ANY WARRANTIES, COVENANTS AND REPRESENTATIONS OF THE SELLER HEREIN AND IN THE DEEDS DELIVERED PURSUANT HERETO, NOTWITHSTANDING ANY INVESTIGATION OR KNOWLEDGE BY BUYER, WHICH INVESTIGATION OR KNOWLEDGE SHALL NOT DIMINISH ANY RIGHTS OR REMEDIES OF BUYER HEREIN.

         5. Transfer. At Close, Seller shall convey fee simple title to the Real Property to Buyer by executing and delivering a special warranty deed in the form attached hereto as Exhibit "C" (the "Deed"). The Property will be conveyed subject to that certain lease dated December 21, 1992 (and amended thereafter) wherein Seller is Landlord and Los Abrigados Partners Limited Partnership, an Arizona limited partnership, is Tenant (the "Lease"). Effective upon Close and with respect to the Units the subject of the Close, and further subject to Seller's properly assigning its rights under the Lease to Buyer, Buyer shall assume the future obligations of Seller under the Lease. Buyer shall be entitled to a pro-rata portion of the rent payable under the Lease, based upon the number of Units it owns of the total 667 Units the subject of this Agreement.

         Prior to each Close, Seller agrees to provide to Buyer a properly executed and acknowledged "Non-Foreign Affidavit," Deed and Affidavit of Value for the Units the subject of the Closing.

         6. Remedies upon Default. Provided a party has then performed in all material respects its obligations hereunder, in the event of the other party's default, then such non-defaulting party shall be entitled to seek any remedy available in law or equity, including without limitation specific performance of this Agreement. If Buyer, without default on its part, is prepared to Close at the Closing Date and Seller is in default on such date, Buyer shall not be required to deposit the closing funds, or to leave same on deposit in any Escrow if deposited (and Buyer may withdraw same upon demand including any interest thereon), in order to exercise its rights and remedies hereunder.

         7. No Brokers. The parties warrant to one another that neither has utilized a broker, agent or finder (collectively "Broker") entitled to a commission or other payment for this transaction. If any Broker shall assert a claim to a fee, commission or other compensation on account of alleged employment as a broker, agent or finder or for performance of services as a broker, agent or finder in connection with this transaction, the party hereto under whom the broker, agent or finder is claiming shall defend, indemnify and hold harmless the other party against and from any such claim and all costs, expenses and liabilities incurred in connection with such claim or any action or proceeding brought thereon (including, but without limitation, counsel and witness fees and court costs in defending against such claim). The provisions of this paragraph shall survive the Close.

         8. Seller's Representations, Warranties and Additional Covenants. Seller hereby represents, warrants and covenants, as of the date hereof and as of each Closing hereunder (with the understanding that Buyer is relying on said representations, warranties and covenants), that:

                  8.1. Organization. Seller is a duly organized and validly existing California limited partnership with full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and has taken all action necessary to authorize Seller's execution of, and performance under, this Agreement.

                  8.2. Authority. The individual(s) executing this Agreement on behalf of Seller is duly authorized to do so, and upon execution of this Agreement by said individual(s) (and by Buyer), this Agreement shall be binding and enforceable against Seller in accordance with its terms.

                  8.3. Litigation. There are no actions, suits, decrees, orders, judgments, proceedings or investigations pending or threatened, by any person or entity, governmental or otherwise, affecting any portion of the Property or any interest therein, nor does Seller have any knowledge of any facts or conditions that may give rise to same.

                  8.4. Compliance With Other Documents. The execution and delivery of this Agreement and the documents described herein, the consummation of the transactions contemplated thereby and the performance by Seller of its obligations herein and under such documents will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan, financing or security agreement, or any other instrument or agreement to which Seller is a party or by which Seller may be bound or affected.

                  8.5. Status of Title on Deeds. Seller warrants that the status of title to the Property will in each case be as stated in the Deed, which is Exhibit "C" hereto, at the time of recording thereof with the Coconino County, Arizona, Recorder in connection with the Closing.

         It shall be a condition precedent to Buyer's obligation to further perform or consummate its purchase of the Property that the Seller's covenants in this Agreement shall be performed in a timely manner, and the Seller's covenants, representations and warranties in this Agreement shall be true at the date hereof and on and as of the Close. They and the following indemnity shall survive the Close of Escrow and Seller will defend, indemnify and hold Buyer harmless from all loss, cost, damages, judgments, claims, suits and expense (including reasonable attorneys' fees) for any breach or inaccuracy in the foregoing covenants, warranties or representations. No knowledge or investigation by Buyer shall diminish or waive the effectiveness, validity and binding nature of the covenants, warranties, representations and indemnity herein.

         9. Buyer's Representations, Warranties and Additional Covenants. Buyer hereby represents, warrants, and covenants, as of the date hereof and as of each Closing hereunder (with the understanding that Seller is relying on said representations, warranties and covenants) that:

                  9.1. Organization. Buyer is a duly organized and validly existing Arizona corporation with full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and has taken all action necessary to authorize Buyer's execution of, and performance under, this Agreement.

                  9.2. Authority. The individual(s) executing this Agreement on behalf of Buyer is duly authorized so to do, and upon execution of this Agreement by said individual(s) (and by Seller), this Agreement shall be binding and enforceable against Buyer in accordance with its terms.

         It shall be a condition precedent to Seller's obligation to further perform or consummate its sale of the Property that the Buyer's covenants in this Agreement shall be performed in a timely manner, and the Buyer's representations and warranties in this Agreement shall be true at the date hereof and on and as of the Close. They and the following indemnity shall survive the Close and Buyer will defend, indemnify and hold Seller harmless from all loss, cost, damages, judgments, claims, suits and expense (including reasonable attorneys' fees) for any breach or inaccuracy in the foregoing covenants, warranties or representations. No knowledge or investigation by Seller shall diminish or waive the effectiveness, validity and binding nature of the covenants, warranties, representations and indemnity herein.

         10. Condemnation or Destruction. In the event that prior to the Close any portion of the Property is damaged or destroyed by any casualty or is taken by condemnation or the exercise of the right of eminent domain or proceedings therefor are instituted or threatened, at its election, Buyer may:

                  10.1. Cancel this Agreement, and all documents and sums deposited by Buyer in Escrow (if any) shall be promptly returned to Buyer; or

                  10.2. Proceed with the purchase of the Property as provided in this Agreement, and Buyer shall receive all proceeds of any insurance in the case of damage or destruction, or the proceeds of any condemnation or eminent domain proceeding and this Agreement shall otherwise remain in full force and effect. In the event the proceeds of the insurance or condemnation do not equal the full value of the portion damaged or taken, the Purchase Price shall be reduced by the amount of the shortfall, with the adjustment to be made by refund from Seller if the amount is not known until after Closing.

         11. Risk of Loss. The risk of loss with respect to the Property to and until the Close, including without limitation loss or damage to the Property by fire, wind, storm, tornado or any other casualty, whether an act of God or otherwise, shall be borne by Seller, except as may otherwise be expressly provided in this Agreement.

         12. Expenses. Except as may be expressly provided to the contrary in this Agreement, Buyer shall bear all of the costs, expenses and fees (including attorneys' fees) in connection with the transaction contemplated hereby.

         13. Notices. Any and all notices required or permitted hereunder shall be given in writing to the following parties, addressed as follows:

                  IF TO SELLER:            Indian Wells Partners
                                           Attn:  Jerome M. White
                                           10801 National Boulevard, Ste. 600
                                           Los Angeles, California  90064
                                           Telephone: (310) 474-9534
                                           Telecopy: (310) 475-0985

                                           and to:

                                           Lawrence S. Held
                                           250 Mira Verde Drive
                                           La Habra Heights, California 90631

                  With Required
                  Copies To:               George C. Wallach, Esq.
                                           Brown & Bain, P.A.
                                           2901 North Central Avenue
                                           Phoenix, Arizona  85012
                                           Telephone: (602) 351-8230
                                           Telecopy: (602) 351-8516

                  IF TO BUYER:             Martori Enterprises Incorporated
                                           Attn:  Joseph P.Martori
                                           2777 E. Camelback Road
                                           Phoenix, Arizona  85016
                                           Telephone:  (602) 957-2777
                                           Telecopy:  (602) 957-2780


                  IF TO ESCROW
                  AGENT (if any):          To such address as Escrow Agent may
                                           specify in writing

or at any other address designated by notice in writing by Buyer, Seller or Escrow Agent. Any written notice that is telecopied to the number shown above, or hand-delivered to the address shown above, shall be deemed a valid notice and shall be effective when received. Any written communication mailed to the addresses shown above shall be effective when received. Copies of all notices to Buyer or Seller shall be given, at the same time and in the manner set forth above, to Escrow Agent, if any. Copies of all notices by Buyer or Seller to Escrow Agent shall be given, at the same time and in the manner set forth above, to the other party hereto.

         14. Attorneys' Fees. In the event either Seller or Buyer commences litigation to enforce or interpret any of the terms or conditions of this Agreement and/or to recover damages or for other relief on account of the breach of this Agreement, the prevailing party in such litigation shall be entitled to receive, in addition to all other relief to which such party shall be entitled, all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party (which costs and expenses shall be fixed by the court sitting without a jury, the parties hereby waiving any entitlement to a trial by jury on all issues in such litigation). If the court awards both parties relief, such sums shall be awarded among the parties as the Court determines in its discretion.

         15. Possession. Buyer shall be entitled to possession of the portion of the Property at the Close.

         16. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective legal representatives, successors and assigns.

         17. Further Instruments and Documents. Each party hereto shall, promptly upon the request of the other or Escrow Agent, have acknowledged and delivered to the other any and all further instruments and assurances reasonably requested or otherwise necessary to carry out the intent of this Agreement.

         18. Construction. The parties agree that each party has reviewed this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement.

         19. Severability and Waiver. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. Any waivers must be in writing and signed by the party sought to be charged. The waiver by any party of a right provided hereunder shall not be deemed to be a continuing waiver of that right or a waiver of any other right.

         20. Time. Timeliness is the essence of this Agreement. All times referred to herein are Phoenix, Arizona times. The expiration time on the last day to perform an obligation, or the last day of any stated period, shall be 5:00 p.m., unless specifically stated otherwise.

         21. Assignment. Either Buyer or Seller may assign this Agreement without the prior written consent of the other party.

         22. Gender. The use of the masculine, feminine or neuter shall be deemed to include the others when the context requires, and the use of the singular or plural shall be deemed to include the other when the context requires.

         23. Counterparts. This Agreement may be executed in any number of counterparts, and when a counterpart hereof has been executed and delivered by both Buyer and Seller, this Agreement shall be deemed binding upon the parties hereto.

         24. Affidavit as to "Nonforeign" Status. On or before each Close, and as a condition to Buyer's obligation to close, Seller shall deliver or cause to be delivered to Buyer a "Nonforeign Affidavit" as defined in Section 1445 of the Internal Revenue Code. In the event that Seller fails to provide the certification provided for above, or if Buyer has actual knowledge that the information contained in the certification is false, Buyer is expressly authorized (but not required) to withhold (or direct Escrow Agent to withhold) from the Purchase Price a sum equal to the amount required to be withheld pursuant to Section 1445(a) of the Internal Revenue Code (as such amount shall reasonably be determined by Buyer), which sum shall be paid by Buyer or Escrow Agent to the United States Treasury pursuant to the requirements of Section 1445. Any amount so paid shall, nevertheless, be considered for all purposes as a payment by Buyer to Seller on account of the Purchase Price.

         25. Business Day. A "business day" is any day, other than a Saturday or Sunday, on which ILX Incorporated's corporate offices are open for business during normal business hours and is not a federal or State of Arizona, or State of California holiday. If the due date of any performance falls on a non-business day, the day of performance is extended to the next succeeding business day.

         26. Headings. The paragraph captions or headings contained herein are inserted only for convenience of reference and are in no way to be used in the interpretation of this Agreement or as a description, expansion, modification or limitation of the scope of the particular paragraphs to which they refer. Any reference to a paragraph shall include all its subparagraphs.

         27. Exhibits. All exhibits attached to this Agreement are incorporated herein by this reference.

         28. Arizona Law. The parties agree that Arizona law will control both this Agreement, any Escrow and the Closing documents and agree that any litigation related to either this Agreement, any Escrow or the Closing documents will have Maricopa County, Arizona, as the proper venue.

         29. Integration. This Agreement contains the complete understanding and agreement of the parties hereto with respect to the subject matter hereof, and all prior representations, negotiations and understandings, written or oral, are superseded hereby and merged into this Agreement. No party shall be liable or bound to any other party hereto in any manner by any agreement, warranty, representation or guarantee, except as specifically set forth herein or in any instrument executed pursuant hereto.

         30. Consideration. The parties hereto acknowledge and agree there is adequate, good and valuable consideration in hand received for the making and entering into this Agreement and each and every obligation and undertaking herein.

         31. "Doing Business Name". The parties acknowledge that Seller is registered as a foreign limited partnership with the Arizona Secretary of State under the trade name "Indian Wells Realty Partners Limited Partnership."

         IN WITNESS WHEREOF, the parties agree to the foregoing.

SELLER:                                     BUYER:

INDIAN WELLS PARTNERS, LTD.,                MARTORI ENTERPRISES
INCORPORATED
a California limited partnership            an Arizona corporation

By:     Lawrence S. Held                    By:      Joseph P. Martori
  --------------------------------            --------------------------------
        Lawrence S. Held                             Joseph P. Martori

Its:  General Partner                       Its: Chairman

The obligations of Buyer under this Option Agreement are personally guaranteed to the fullest extent by Joseph P. Martori, a single man, and Edward J. Martori, a single man.


         Joseph P. Martori
--------------------------------------        ---------------------------------
         Joseph P. Martori                           Edward J. Martori



STATE OF                )
                        ) ss.
County of               )

         On  this  the         day of                    ,  199   ,  before  the
undersigned Notary Public personally appeared Lawrence S. Held, a General Partner of INDIAN WELLS PARTNERS, LTD., a California limited partnership, and acknowledged that as such officer, being authorized so to do, he/she executed the foregoing Option Agreement for the purposes herein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                 --------------------------------
                           Notary public
My Commission Expires:

----------------------


STATE OF Arizona    )
                    ) ss.
County of Maricopa  )

         On this the 29th day of March, 1994, before the undersigned Notary Public personally appeared Joseph P. Martori , the Chairman of MARTORI ENTERPRISES INCORPORATED, an Arizona corporation, and acknowledged that as such officer, being authorized so to do, he/she executed the foregoing Option Agreement for the purposes herein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


               Mia A. Green
--------------------------------------
              Notary public

My Commission Expires:

May 14, 1994


                                    SUMMARY
                                       OF
                                    EXHIBITS


EXHIBIT                   DESCRIPTION
------                    -----------

  A                       Legal Description

  B                       Membership Rights

  C                       Form of Deed from Seller




                                  EXHIBIT "A"


                               LEGAL DESCRIPTION


                               LEGAL DESCRIPTION


An undivided 667/8,925 fee simple interest in and to the real property situated in Coconino County, Arizona, more particularly described in Docket 1422, page 850, at the office of the Coconino County Recorder, Coconino County, Arizona.

Subject to the terms and conditions set forth in the Membership Plan for Sedona Vacation Club at Los Abrigados (the "Plan") recorded on September 16, 1991, in the official records of the Coconino County Recorder, Coconino County, Arizona at Docket 1422, page 850.




                                  EXHIBIT "B"

                               MEMBERSHIP RIGHTS



                                  EXHIBIT "C"

                            FORM OF DEED FROM SELLER


When Recorded, return to:

Joseph P. Martori
Martori Enterprises Incorporated
2777 E. Camelback Road
Phoenix, Arizona  85016







                             SPECIAL WARRANTY DEED


         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, INDIAN WELLS PARTNERS, LTD., a California limited partnership ("Grantor"), hereby conveys to MARTORI ENTERPRISES INCORPORATED, an Arizona corporation ("Grantee"), the following property situated in Coconino County, Arizona, together with all rights and privileges appurtenant thereto:

         an undivided /8,925 fee simple interest in and to the real property situated in Coconino County, Arizona, more particularly described in Docket 1422, page 850, at the office of the Coconino County Recorder, Coconino County, Arizona.

         Subject to the terms and conditions set forth in the Membership Plan for Sedona Vacation Club at Los Abrigados (the "Plan") recorded on September 16, 1991, in the official records of the Coconino County Recorder, Coconino County, Arizona at Docket 1422, page 850, and to current taxes and other assessments, reservations in patents and all easements, rights of way, covenants, conditions, restrictions, obligations and liabilities as may appear of record. Subject to the foregoing matters, the Grantor warrants the title to Grantee, and to its successors and assigns, against the acts of Grantor only against all persons whomsoever.

This Warranty Deed shall not be conveyed separate from Grantee's Certificate of Membership in Sedona Vacation Club Incorporated and all such conveyances or transfers of any nature shall be accomplished in accordance with the terms and conditions set forth in the Plan.

         By Acceptance of this Warranty Deed, Grantee acknowledges that Grantee shall have no right to compel a partition of the above described real property.


TYPE OF MEMBERSHIP:  JEROME-EVERY YEAR

         Dated this         day of                     , 199    .
                    -------       ---------------------      --

                           INDIAN WELLS PARTNERS, LTD.,
                           a California limited partnership


         Jerome M. White

         Its:  General Partner

         By:
            ---------------------------------
                       Lawrence S. Held

         Its:  General Partner


STATE OF             )
                     ) ss.
County of            )

         On  this  the        day of                     ,  199   ,  before  the
                       ------        -------------------        --
undersigned    Notary    Public    personally     appeared
                             ,  the                            of  INDIAN  WELLS
----------------------------        --------------------------
PARTNERS, LTD., a California limited partnership, and acknowledged that as such officer, being authorized so to do, he/she executed the foregoing Special Warranty Deed for the purposes herein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

             --------------------------------
                      Notary public

My Commission Expires:

----------------------

STATE OF            )
                    ) ss.
County of           )

         On  this  the         day of                    ,  199   ,  before  the
                       -------        ------------------       ---
undersigned    Notary    Public    personally     appeared
                             ,  the                            of  INDIAN  WELLS
----------------------------        --------------------------
PARTNERS, LTD., a California limited partnership, and acknowledged that as such officer, being authorized so to do, he/she executed the foregoing Special Warranty Deed for the purposes herein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

            --------------------------------
                     Notary public

My Commission Expires:

----------------------